--------------------------------------------------------------------------------

     MATHERS FUND, INC.

     100 Corporate North - Bannockburn,
     Illinois 60015
       800-962-FUND - 847-295-7400
      DIRECTORS
             KARL M. BECKER
             TYLER R. CAIN
             CHARLES G. FREUND
             ROBERT J. REYNOLDS
             HENRY G. VAN DER EB, JR.
             EDWIN H. WATKINS

     OFFICERS
             HENRY G. VAN DER EB, JR., CFA
             Chairman

             ROBERT J. REYNOLDS, CFA
             President

             ANNE E. MORRISSY, CFA
             Senior Vice President
             and Secretary

             EDITH L. COOK
             Vice President and
             Treasurer

             LAWRENCE A. KENYON
             Vice President and
             Controller

             MARY ANNE KINNUCAN
             Vice President

             HEIDI M. STUBNER
             Assistant Vice
             President

     Investment Adviser

             MATHERS AND COMPANY, INC.
             Bannockburn, Illinois

     Custodian

             STATE STREET BANK AND TRUST CO.
             Boston, Massachusetts

     Transfer Agent

             DST SYSTEMS, INC.
             Kansas City, Missouri
     Counsel

             SIDLEY & AUSTIN
             Chicago, Illinois

     Auditors

             ARTHUR ANDERSEN LLP
             Chicago, Illinois

 This report is submitted for the
 information of shareholders of the
 Fund. It is not authorized for
 distribution to prospective investors
 unless preceded or accompanied by a
 current prospectus.

--------------------------------------------------------------------------------

                                        ----------------------------------------

                                                      [COPY WHITE]
                                                        MATHERS
                                                          FUND

                                                     ANNUAL REPORT
                                                          1995
                                        ----------------------------------------

MATHERS FUND
----------------------------------------------------------------

  GROWTH OF A $10,000 INVESTMENT IN THE
  MATHERS FUND SINCE AUGUST 19, 1965*

                                          Compound
                                          Annual
                                          Return
                                           From         12-31-95
                                          8-19-65       Value of
                                            To         $1 Invested
                                          12-31-95       8-19-65
   ----------------------------------------------------------
      MATHERS FUND.......................  12.8%         $ 39.09
   ----------------------------------------------------------
   ----------------------------------------------------------
      Standard & Poor's 500..............  10.8            22.60
   ----------------------------------------------------------
      Value Line Composite...............   7.1             7.94
      Dow Jones Industrial Average.......  10.5            20.55
      Long-Term U.S. Treasury Bonds......   7.8             9.75
      U.S. Treasury Bills................   6.7             7.12
      Consumer Price Index...............   5.3             4.86
                       * Date of public offering
      Income Dividends and Capital Gains Distributions Reinvested

----------------------------------------------------------------

----------------------------------------
MATHERS FUND Long-Term Performance Rank
  17th out of 161 Funds.......8-31-65 to
12-31-95
       Source: Lipper Analytical
----------------------------------------

------------------  ------------------
   MATHERS FUND        MATHERS FUND
    RANKED #1           RANKED #1
   GROWTH FUND         GROWTH FUND
   1 YEAR ENDED        1 YEAR ENDED
     12-31-87            6-30-88
  Source: Lipper      Source: Lipper
     Analytical         Analytical
     Services        Services 6-30-88
 12-31-87 "Growth     "Growth Fund"
  Fund" Category         Category
 Consists of 236     Consists of 235
      Funds.              Funds.
------------------  ------------------
------------------
   MATHERS FUND
    RANKED #1
   GROWTH FUND
   1 YEAR ENDED
     9-30-90
  Source: Lipper
     Analytical
     Services
 9-30-90 "Growth
  Fund" Category
 Consists of 257
      Funds.
------------------

                              Full Calendar years
                              ending December 31


MATHER FUND PLOTTING POINTS                         S&P 500 PLOTTING POINTS

          10000 INITIAL INVESTMENT 8-19-65                    10000
"1965"    12089                                     "1965"    10768
"1966"    12597                                     "1966"     9685
"1967"    24265                                     "1967"    12007
"1968"    30783                                     "1968"    13335
"1969"    28936                                     "1969"    12200
"1970"    29507                                     "1970"    12688
"1971"    35358                                     "1971"    14504
"1972"    41059                                     "1972"    17256
"1973"    25806                                     "1973"    14727
"1974"    17908                                     "1974"    10830
"1975"    28124                                     "1975"    14859
"1976"    40604                                     "1976"    18404
"1977"    46368                                     "1977"    17082
"1978"    53349                                     "1978"    18202
"1979"    78188                                     "1979"    21558
"1980"   109687                                     "1980"    28548
"1981"   101193                                     "1981"    27143
"1982"   116227                                     "1982"    32952
"1983"   135015                                     "1983"    40372
"1984"   131529                                     "1984"    42900
"1985"   167682                                     "1985"    56534
"1986"   191108                                     "1986"    67115
"1987"   242780                                     "1987"    70635
"1988"   276110                                     "1988"    82334
"1989"   304849                                     "1989"   108392
"1990"   336643                                     "1990"   105037
"1991"   368441                                     "1991"   136961
"1992"   379883                                     "1992"   147380
"1993"   387977                                     "1993"   162206
"1994"   365253                                     "1994"   164328
"1995"   390861                                     "1995"   226017

LETTER TO SHAREHOLDERS                                          JANUARY 31, 1996
--------------------------------------------------------------------------------

New Era or grand finale for the biggest U.S. stock price bubble in history? Last year's stunning continuation of the stock market's multi-year parabolic rise, particularly in large capitalization and technology stocks, produced an expanding list of record-breaking benchmark extremes, defying probabilities well-defined by long-term market history.

The Mathers Fund, in deference to an historically high-risk stock market background, maintained a relatively defensive portfolio structure throughout 1995, posting a total return of 7.01%, which was no match for the 37.5% increase in the Standard & Poor's 500 Composite Index. During the year the portfolio averaged 26.4% in stocks, 69.5% in U.S. Treasury securities and 4.1% in cash equivalents. The equity portion of the portfolio remained hedged throughout the year for the purpose of protecting the Fund's assets from potential loss had a decline in the stock market occurred.

[ Contained here in paper format is a chart reflecting the Standard &
Poor's 500 Stock Index-Trend Channel. The chart's X-axis reflects years from 1926 to 1995, and its Y-axis is on a log scale and extends from 5 to 562. The chart was prepared for Mathers Fund by Ned Davis Research, Atlanta GA, and appeared in Stock Market Chart Watch, page S7 on January 4, 1996. A hard copy is available by calling the Fund at 800-962-3863. The chart depicts the level of the S&P 500. Trend lines have been drawn. The bottom (support) line begins at the market low in 1932 and is formed by the market low in 1982. The top (resistance) line extends from 1932 through the present and is formed by market highs in 1937 and 1966.

Various market tops and bottoms that approach the two lines have been lettered, A through J, and for each of these points, the valuation measures Price/Book, Price/Dividend and Price/Earnings has been calculated. A table within the chart reflects the following data:

                          Price/          Price/          Price/
                          Book            Dividend        Earnings
Average of Market Tops     2.2            33.8             20.0

Avg. of Market Bottoms     0.9            14.0              7.8

September 1929 Top         3.6            34.9             21.1

Current 12/31/95           3.7            43.5             17.7]


As economic growth slowed in 1995 from 1994's pace and secular deflationary forces kept inflation in check, interest rates fell, enabling the coupon U.S. Treasury segment of the portfolio to contribute both income and an increase in market value to returns. At year-end 1995, the average maturity of the fixed income portfolio segment was 7.83 years, the weighted average duration 5.82 years, the current yield 6.58% and the yield to maturity 5.50%. The common stock segment, excluding the effect of the hedge, ranged from a low of 14.3% to a high of 38.4% of the portfolio. Stocks made a positive contribution to performance but were more than offset by the hedge position. With the exception of attractively priced initial public and secondary offerings, most stocks purchased during the year had previously undergone substantial price declines, and at the time of purchase were oversold and appeared to have limited downside risk. Generally, most stocks held in the portfolio during the year could be described by one or more of the following: turn-around candidates, out of favor issues lacking Wall Street sponsorship, potential takeovers, or contrarian picks such as the gold stocks. These securities were selected to potentially outperform both relatively and absolutely in a down market, but the opportunity to do so did not materialize.

--------------------------------------------------------------------------------


"We think there are no new eras, only old eras that go to new extremes", writes Bob Farrell for Merrill Lynch. The new extremes reached in 1995 include:
first time the S&P 500 and Dow Jones Industrial Average current dividend yields (inverse of price/dividend ratio) have been less than 2.5% (see charts #1 and #3), a record ratio of total consumer debt to disposable personal income of 92.7% (see chart #2), first time the S&P 400's price/book value multiple has exceeded four times (see chart #4), a record ratio of stock market capitalization to nominal GDP of 88.1% (see chart #5), the twelfth consecutive year without the Dow Jones Industrials selling below the prior year's low (which surpassed the old eight-year record, ended by the 1929 crash), and the fifth consecutive year without an interim decline of greater than 10% in the S&P 500 (the prior record was shattered by the 1987 crash). In addition, absurd IPO pricing and aftermarket valuations, such as the internet group selling at approximately 20 times revenues, booming equity mutual fund inflows, a high level of merger and acquisition activity, large corporate stock repurchases, intense media coverage and investor interest in the market, the elevation of a select group of high-profile money managers and corporate executives to cult hero status, and complacency caused by the universal acceptance of 'buy and hold' as a guaranteed formula for investment success, are symptomatic of speculative excess and a high-risk stock market.

[ Contained here in paper format is a chart reflecting Total Consumer Debt as a percentage of Disposable Personal Income. This single chart was prepared for Mathers Fund by ISI Group, New York, NY. A hard copy is available by calling the Fund at 800-962-3863. The chart's X-axis reflects the years from 1955 through 1995 and its Y-axis is from 40 to 100. The line begins around 44% and ends at 92.7%, a record high. This chart shows that the consumer is leveraged more than at any time in the past and suggests that further economic growth will not be fueled by the consumer.]

No one yet knows whether a lasting "paradigm shift" in equity valuation has actually occurred, and we will not know the answer at least until the next bear market and recession are over. We do know that previous 'new era' thinking, which occurred in the U.S. in the late 1920's and Japan in the late 1980's, turned out to be "new excess", not "new era". During the last 100 years, both high and low stock market valuation extremes have ultimately regressed to the mean despite compelling rationalizations supporting them at the major turning points. Speculative psychology makes it very difficult to see the bubble when you are inside of it, and easy to treat those on the outside with derision for not participating. Perhaps reality is somewhere between the 'new era' and 'speculative bubble' extremes, at least for the moment. Investors must weigh current versus historical data and adjust portfolio risk levels accordingly.

--------------------------------------------------------------------------------

[ Contained here in paper format is a chart reflecting the Standard & Poors
500 Index (consists of 2 clips). The x- axis of each represents the years from 1925 to 1995, monthly data. Chart was prepared for Mathers Fund by Ned Davis Research, Atlanta GA, and appeared in Stock Market Chart Watch, page S628 on January 4, 1996. A hard copy is available by calling the Fund at 800-962-3863.

Top Clip: S&P 500 index, Y-axis is on a log scale and ranges from 6 to 555. The solid line is the price data for the S&P 500. The dashed line is the actual dividend multiplied by 24.9, which is the average price/dividend ratio for the 70-year period. The solid line currently exceeds the dashed line by a wider margin than ever before.

Bottom Clip: charts price/dividend ratio of the S&P 500. The y-axis ranges from 9 to 42. High price/dividend ratios indicate high prices and low price to dividend ratios indicate bargains. Clip shows that the average price/dividend ratio over the 70 years is 24.9 and that as of 12/31/95 the ratio stood at an all time high of 43.5.]

[ Contained here in paper format is a chart reflecting the Standard & Poors Industrial Index (consists of 2 clips). The x-axis of each represents the years from 1928 to 1995, monthly data. The chart was prepared for Mathers Fund by Ned Davis Research, Atlanta GA, and appeared in Stock Market Chart Watch, page S605 on January 4, 1996. A hard copy is available by calling the Fund at 800-962-3863.

Top Clip:  S&P Industrial Index, Y-axis is on a log scale and ranges from 4 to
628. The solid line is the price data for the S&P Industrials. The dashed line is the book value for the S&P Industrials.

Bottom Clip: charts the ratio of the price/book ratio of the S&P Industrials. The y-axis ranges from .40 to 4.10. Low price/book value indicate bargains and high price/book values indicate high prices. Shows that the average over the 68 years is 1.74, the average from 1950 to present is 1.96, that the average from 1970 to present is 2.08 and that as of 12/31/95 the ratio stood at an all time high of 4.10.]

--------------------------------------------------------------------------------


The stock market has sustained off-the-chart readings in several traditional valuation measures for a long enough time period that some credible theories for this phenomenon have gained acceptance. Probably the most intuitively appealing and currently popular theory explaining the persistent demand for financial assets and, hence, high stock market valuation levels is based on demographic trends of the U.S. population. This rationale is predicated on the continuing increase of individuals over 35 years old as a percentage of the total working age population, and their transition from young, credit-hungry consumers and first-time home buyers to middle-aged savers and retirement-oriented investors. Reduced consumption and moderating credit demands argue for low economic growth, low inflation and low interest rates, and an increasing demand for stocks and bonds as savings grow, creating theoretically ideal conditions for appreciating financial asset prices.

[ Contained here in paper format is a chart reflecting the Stock Market Capitalization as a Percentage of Nominal GDP. This single chart was prepared for Mathers Fund by Topline Investment Graphics, Boulder CO. A hard copy is available by calling the Fund at 800-962-3863. The line is the ratio of stock market capitalization divided by nominal GDP. The chart's X-axis represents years, from 1926 thru 1995 and its Y-axis shows percentage points, from 0 to
100. The average, since 1926, has been 48.5%. The high points (August 1929, 81.4%; November 1968, 79.7% and December 1972, 80.0%) were all followed by severe bear markets. The current value is a record high, 88.1%.]

While anecdotal evidence of slow, non-inflationary growth, declining interest rates and a hot stock market support the demographics concept, quantitative evidence is mixed. For example, Federal Reserve flow of funds data show that households have sold more dollars of directly owned stocks than they have used to purchase equity mutual funds, the savings rate is historically low, and over the last five years household sector indebtedness has steadily increased to a record high of 68% of GDP. Thus, a slowdown in borrowing by the business and government sectors, not households, has produced the slight decline in total non-financial debt as a percent of GDP over the last four years from 193% to 189%. While households are consuming less, they are increasing total debt to record levels in a risky attempt to maintain their standard of living. These observations do not necessarily refute the demographic case, which is reinforced by economic and financial market conditions, however, low savings and increasing consumer debt do not fit the model. Additionally, the theory does not attempt to explain diverse global economic and market behavior.

Clearly, there has been an extraordinary confluence of powerful forces at work driving stock prices higher. Should recent moderate growth and benign
inflationary conditions persist, valuations could remain elevated.   The key
questions are how much longer these circumstances can prevail and what factors will cause a major change in trend to occur. The most likely catalyst to effect this change is a cyclical economic contraction.

Regardless of one's rationale for current valuation levels, incipient recession, leading to a substantial decline in corporate profits, presents the greatest threat to stock prices. After relatively weak expansions, economic growth rates in the U.S. and many other countries have fallen sharply over the last six months to the brink of recessionary levels. In the U.S., manufacturing and retailing have been in recession for several months and confidence is eroding as employment growth falters and corporate America continues to fire its customers to control costs. The primary cause for contracting economic activity appears to be that final demand, generated for decades by debt-financed over-consumption, is no longer sustainable at recent growth rates. As recessionary forces continue to build, the financially fragile U.S. consumer, already experiencing accelerating credit delinquencies, will be the critical variable for the economy, as will falling corporate profits for the stock market. In addition, until consumers can significantly reliquify their balance sheets, lower interest rates will have little stimulative economic impact relative to past cycles. History demonstrates that recessions are bearish for stocks and that interest rates and stock prices can fall simultaneously.

Except for those willing to accept the risk that this time will continue to be different, at least for a while longer, prudence continues to call for a very conservative approach to one's financial affairs.


                                               /s/ Henry G. Van der Eb, Chairman

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS            December 31, 1995

                   COMMON STOCKS 37.8%
                                              Market Value
    Shares
                  CONTAINERS 0.6%
       50,000     Ball Corp. ............... $  1,375,000
                  ELECTRONICS 7.1%
    2,700,000    * Aura Systems, Inc. .......  15,187,500
      200,000    * Compression Labs, Inc. ...   1,250,000
                                             ------------
                                               16,437,500
                  ENVIRONMENTAL SERVICES 11.3%
    1,400,000    * Air and Water Technologies
                    Corp. ..................    8,575,000
    2,090,000    * ICF Kaiser International,
                    Inc.....................    8,882,500
    3,357,000    * International Technology
                    Corp. ..................    8,812,125
                                             ------------
                                               26,269,625
                  GOLD 5.1%
      900,000     Battle Mountain Gold
                    Co. ....................    7,650,000
      270,000     Homestake Mining Co. .....    4,218,750
                                             ------------
                                               11,868,750
                  HEALTH CARE 0.3%
       50,000    * Sun Healthcare Group,
                    Inc. ...................      675,000
                  HEALTH FOODS 3.6%
    1,744,000    * NBTY, Inc. ...............   8,284,000
                  INSURANCE 3.4%
       75,000     Conseco, Inc. ............    4,696,875
      200,000     Western National Corp. ...    3,225,000
                                             ------------
                                                7,921,875
                  PHARMACEUTICAL 6.1%
      734,204     ICN Pharmaceuticals,
                    Inc. ...................   14,133,427
                                              Market Value
    Shares
                  TELECOMMUNICATIONS 0.3%
      100,000    * Interdigital
                    Communications.......... $    737,500
                                             ------------
Total Common Stocks (Cost $109,745,108)..... $ 87,702,677
                                             ------------
                  SHORT-TERM NOTES 1.6%
  Par Value
-------------
$   3,858,000     State Street Bank Repo,
                    5.00%, due 1-2-96**
Total Short-Term Notes (Cost $3,858,000).... $  3,858,000
                                             ------------
                 U.S. GOVERNMENTS 60.7%
$ 100,000,000     U.S. Treasury Notes,
                    7 7/8%, due 11-15-04.... $115,781,250
   20,000,000     U.S. Treasury Notes,
                    5 7/8%, due 6-30-00.....   20,387,500
    5,000,000     U.S. Treasury Bills
                    due 1-11-96.............    4,958,622
                                             ------------
Total U.S. Governments (Cost $124,774,247)..  141,127,372
                                             ------------
TOTAL INVESTMENTS  (Cost $238,377,355)...... $232,688,049
                                             ------------
                      FUTURES 0.7%
  Contracts
-------------
     300          Short, S&P 500 Stock Index
                    Futures, Expiration
                    3-15-96+................    1,563,729
OTHER ASSETS (Net) (0.8)%...................   (1,948,887)
                                             ------------
TOTAL NET ASSETS -- 100%.................... $232,302,891
                                             =============
  * Non-Income Producing    ** Collateralized by a U.S.
                       Treasury Note
 + $5 million U.S. T-Bills pledged to cover S&P Futures
                          margin

  The accompanying Notes to Financial Statements are an integral part of this schedule.

                                 BALANCE SHEET

                               December 31, 1995
---------------------------------------------------------

ASSETS:
INVESTMENTS AT MARKET VALUE:
  Common Stocks
    (Cost $109,745,108).....  $ 87,702,677
  U.S. Treasuries:
    Notes
      (Cost $119,815,625)...   136,168,750
    Bills (Amortized
      Cost $4,958,622)......     4,958,622
  Repurchase Agreement
    (Cost $3,858,000).......     3,858,000    $ 232,688,049
                             -------------    -------------
CASH........................                            744
RECEIVABLES FOR:
  Subscriptions to Capital
    Stock...................  $  3,253,955
  Dividends and Accrued
    Interest................     1,618,514        4,872,469
                             -------------    -------------
TOTAL ASSETS................                  $ 237,561,262
                                              =============
LIABILITIES:
PAYABLES FOR:
  Redemptions of Capital Stock............    $   4,045,484
  Dividends Payable.......................          917,887
  Accrued Expenses........................          190,000
  Other...................................          105,000
                                              -------------
TOTAL LIABILITIES.........................    $   5,258,371
                                              -------------
CAPITAL:
  Capital Stock, $1.00 par value;
    16,895,834 shares outstanding
    (100 million shares authorized).......    $  16,895,834
  Paid-In Surplus.........................      236,196,205
  Accumulated Undistributed Net Investment
    Income................................          161,582
  Accumulated Undistributed Net Realized
    Loss on Investments...................      (16,825,153)
  Net Unrealized Depreciation on
    Investments...........................       (4,125,577)
                                              -------------
TOTAL CAPITAL (NET ASSETS)................    $ 232,302,891
                                              -------------
TOTAL LIABILITIES AND CAPITAL.............    $ 237,561,262
                                              =============
  Net Asset Value (Capital) Per Share at
    December 31, 1995.....................           $13.75
                                                     ======

                            STATEMENT OF OPERATIONS

                          Year Ended December 31, 1995
---------------------------------------------------------

INVESTMENT INCOME:
INCOME:
  Interest....................  $ 13,647,418
  Dividends...................       289,045
  Other.......................        60,145   $ 13,996,608
                                ------------   ------------
OPERATING EXPENSES:
  Management Fee..............  $  1,906,941
  Transfer Agent..............       360,533
  Legal and Auditing..........       121,172
  Other.......................        78,546
  Custodian...................        49,950
  Registration................        44,937
  Printing....................        42,431
  Taxes.......................        23,787      2,628,297
                                ------------   ------------
NET INVESTMENT INCOME.........                 $ 11,368,311
                                               ------------
REALIZED AND UNREALIZED
  GAINS ON INVESTMENTS:
Net Realized Loss on Investments Sold.......   $(16,420,847)
Net Change in Unrealized Depreciation on
  Investments...............................     24,137,764
                                               ------------
Net Realized and Unrealized Gain on
  Investments...............................      7,716,917
                                               ------------
Net Increase in Net Assets Resulting from
  Operations................................   $ 19,085,228
                                               ============

  The accompanying Notes to Financial Statements are an integral part of these statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   Year Ended December 31,
                                                                                ------------------------------
                                                                                    1995             1994
                                                                                ------------     -------------
OPERATIONS:
  Net Investment Income.......................................................  $ 11,368,311     $  13,894,034
  Net Realized Gains/(Losses) on Investments Sold.............................   (16,420,847)        3,991,531
  Increase/(Decrease) in Unrealized Appreciation..............................    24,137,764       (40,882,454)
                                                                                ------------     -------------
             Net Increase/(Decrease) in Net Assets Resulting from
               Operations.....................................................    19,085,228       (22,996,889)
                                                                                ------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from Net Investment Income........................................   (11,425,632)      (13,831,140)
  Distribution of Realized Capital Gains......................................      (492,591)                0
                                                                                ------------     -------------
             Total Distributions to Shareholders..............................   (11,918,223)      (13,831,140)
                                                                                ------------     -------------
CAPITAL STOCK ISSUED AND REDEEMED:
  Net Proceeds from Sales of Shares, 643,947 and 2,415,650 shares,
    respectively..............................................................     9,020,429        35,406,345
  Net Proceeds from Dividend Reinvestment Plan, 799,972 and 944,108 shares,
    respectively..............................................................    10,999,615        12,792,667
  Cost of Shares Redeemed, 6,199,475 and 10,562,144 shares, respectively......   (88,169,337)     (153,947,936)
                                                                                ------------     -------------
             Decrease in Net Assets Derived from Capital Stock Transactions,
               (4,755,556) and (7,202,386) shares, respectively...............   (68,149,293)     (105,748,924)
                                                                                ------------     -------------
             Net Decrease in Net Assets.......................................   (60,982,288)     (142,576,953)
TOTAL NET ASSETS:
  Beginning of Year...........................................................   293,285,179       435,862,132
                                                                                ------------     -------------
  End of Year (including undistributed net investment income of $161,582 and
    $218,902, respectively)...................................................  $232,302,891     $ 293,285,179
                                                                                ============     =============

  The accompanying Notes to Financial Statements are an integral part of these statements.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The primary objective of the Fund is capital appreciation over the long term principally through investment in common stocks. However, the Fund may invest all or any portion of its assets in securities other than common stocks when the adviser believes that the risk of owning equity securities is high. The following is a summary of the significant accounting policies of the Fund:

   (a) The Fund intends to distribute all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision has been made for Federal income taxes since the Fund has elected to be taxed as a regulated investment company. The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward to eight years following the year of the loss and offset such losses against any future realized gains. At December 31, 1995, the Fund had capital loss carryforwards of $15,267,420 which expire December 31, 2003.
   (b) Investments in common stock are reflected at market value, based on the last reported sale on December 29, 1995, on a national securities exchange. In the event a security does not trade on a given date, the current bid price is used as the valuation. Fixed income securities with a maturity of greater than 60 days are valued at the current bid price, and those of 60 days or less are carried at amortized cost which approximates market value. Financial futures are valued at the settlement price established each day by the exchange on which they are traded.
   (c) During the year ended December 31, 1995, the Fund entered into S&P 500 index futures contracts to hedge against possible declines of its portfolio securities. Risks of entering into futures contracts include the possibility that changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged. Upon entering into a futures contract, the Fund deposits with its custodian, in a segregated account, a U.S. Treasury Bill to cover margin requirements. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
   (d) Realized gains or losses are determined on the specific identification method. Dividends from investments are recognized as income on the ex-dividend date.
   (e) Dividends to shareholders are recorded on the declaration date which coincides with the ex-dividend date.
   (f) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. The Fund has an agreement dated May 1, 1988 with Mathers and Company, Inc., of which certain officers and directors of the Fund are officers, directors and shareholders, to serve as its investment adviser and manager. Under the agreement, the Fund pays an annual management fee of 0.75% of the first $200,000,000 of the Fund's average monthly net asset value plus 0.625% of any excess over $200,000,000 but not exceeding $500,000,000, plus 0.50% of any excess over $500,000,000. The adviser is required to reimburse the Fund to the extent expenses, other than taxes but including the management fee, in any year exceed the sum of 1 1/2% of the first $30,000,000 of the Fund's average monthly net asset value plus 1% of such value in excess of $30,000,000. Under the agreement, Mathers and Company, Inc. also provides office facilities and bookkeeping services to the Fund.

3. Cost of U.S. Government obligations and of other securities purchased during the year ended December 31, 1995, amounted to $452,857,559 and $85,766,749, respectively. Proceeds of U.S. Government obligations and other investment securities sold or matured during the year were $572,564,710 and $51,744,761, respectively. The cost of investments is the same for financial statement and Federal income tax purposes. At December 31, 1995, gross unrealized appreciation on investments was $23,946,348 and gross unrealized depreciation of investments was $28,071,925.

4. During 1995, the Board of Directors declared a distribution of $0.75 per share ($0.719 from net investment income and $0.031 from long-term capital gains). The ex-dividend and record date were December 29, 1995. The dividend reinvestment price was $13.75 per share, which was the Net Asset Value per share on December 29, 1995. The payable date was December 29, 1995, and the dividend is taxable income for 1995. The aggregate dividend was $11,918,223.

5. Financial highlights based on the average number of shares of capital stock outstanding throughout each year are presented below:

                                                                         Year Ended December 31,
                                                        ---------------------------------------------------------
                                                          1995         1994        1993        1992        1991
                                                          ----         ----        ----        ----        ----
NET ASSET VALUE PER SHARE - BEGINNING OF PERIOD........   $13.55       $15.11      $15.02      $15.06      $14.95
                                                          ------       ------      ------      ------      ------
Net investment income..................................    0.601        0.563        0.21       0.500        0.84
Net realized and unrealized gains (losses) on
  investments..........................................    0.349       (1.448)       0.11      (0.035)       0.56
                                                          ------       ------      ------      ------      ------
  Total from investment operations.....................    0.950       (0.885)       0.32       0.465        1.40
                                                          ------       ------      ------      ------      ------
Dividends from net investment income...................   (0.719)      (0.675)      (0.23)     (0.505)      (0.74)
Distribution from net realized capital gains...........   (0.031)       0.000        0.00       0.000       (0.55)
                                                          ------       ------      ------      ------      ------
  Total distributions..................................   (0.750)      (0.675)      (0.23)     (0.505)      (1.29)
                                                          ------       ------      ------      ------      ------
NET ASSET VALUE PER SHARE - END OF PERIOD..............   $13.75       $13.55      $15.11      $15.02      $15.06
                                                          ======       ======      ======      ======      ======
Ratio of total expenses to average net assets..........    0.98%        0.93%       0.89%       0.88%       0.94%
Ratio of net investment income to average net assets...    4.25%        3.86%       1.39%       3.33%       5.39%
Portfolio turnover.....................................      58%         211%        136%        212%         80%
Total return...........................................    7.01%       (5.89%)      2.13%       3.11%       9.45%
Net assets, end of period (000s omitted)............... $232,303     $293,285    $435,862    $554,162    $516,670
Number of shares outstanding (000s omitted)............   16,896       21,651      28,854      36,896      34,313

--------------------------------------------------------------------------------
                                AUDITORS' REPORT

To the Board of Directors and Shareholders of Mathers Fund, Inc.:

    We have audited the accompanying balance sheet of Mathers Fund, Inc. (a Maryland corporation), including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mathers Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Chicago, Illinois
January 12, 1996                                             ARTHUR ANDERSEN LLP

                                  MATHERS FUND
                               HISTORICAL RECORD
                Income Dividends and Capital Gains Distributions

                                                        On a Per Share Basis
                                       ------------------------------------------------------
             Record                                    Capital        Total      Reinvestment
              and         Payment       Income          Gains         Amount        Price
            Ex Date         Date       Dividend      Distribution      Paid       Per Share
        ----------------  --------     ---------     ------------     ------     ------------
        09-21-65........  10-21-65      $ .015         $  .015        $ .03         $ 5.32
        01-04-66........  01-27-66        .015          --              .015          6.26
        04-11-66........  04-29-66        .015            .025          .04           6.57
        07-20-66........  07-29-66        .015          --              .015          6.05
        10-19-66........  10-31-66        .015          --              .015          5.21
        02-10-67........  02-24-67        .005          --              .005          7.36
        05-02-67........  05-12-67        .0075           .5875         .595          8.40
        11-15-67........  11-30-67        .015          --              .015          9.74
        04-24-68........  05-14-68        .02             .44           .46          10.35
        04-28-69........  05-15-69        .04             .67           .71          13.63
        03-12-70........  04-10-70        .11           --              .11          11.46
        01-20-71........  02-15-71        .19           --              .19          12.56
        01-24-72........  02-14-72        .32           --              .32          13.90
        01-24-73........  02-15-73        .17            1.07          1.24          14.15
        01-24-74........  02-15-74        .25           --              .25           9.45
        01-29-75........  02-14-75        .31           --              .31           7.09
        01-29-76........  02-13-76        .24           --              .24          10.47
        01-27-77........  02-14-77        .33           --              .33          13.28
        01-26-78........  02-14-78        .41             .32           .73          13.74
        01-29-79........  02-15-79        .70            1.88          2.58          14.56
        01-29-80........  02-14-80        .74            1.06          1.80          19.36
        01-28-81........  02-13-81        .78            1.64          2.42          22.69
        01-27-82........  02-12-82        .65            1.00          1.65          18.08
        01-27-83........  02-14-83        .63            1.49          2.12          20.73
        01-27-84........  02-14-84        .86            2.68          3.54          20.32
        02-01-85........  02-15-85        .55            1.82          2.37          19.11
        02-03-86........  02-17-86        .81            5.01          5.82          17.29
        12-18-86........  12-29-86      --               2.37          2.37          17.08
        02-04-87........  02-13-87        .42            1.82          2.24          17.86
        12-28-87........  01-14-88        .46            4.15          4.61          14.23
        12-28-88........  01-13-89        .33             .50           .83          15.32
        12-28-89........  12-29-89        .97            1.73          2.70          14.50
        12-28-90........  01-02-91        .84             .24          1.08          14.89
        12-30-91........  12-31-91        .74             .55          1.29          14.92
        12-30-92........  12-31-92        .505          --              .505         14.94
        12-31-93........  12-31-93        .23           --              .23          15.11
        12-30-94........  12-30-94        .675          --              .675         13.55
        12-29-95........  12-29-95        .719            .031          .75          13.75

  All figures have been adjusted, where applicable, to reflect a 2 for 1 stock split in February 1969.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  MATHERS FUND

                      TOTAL RETURN INVESTMENT PERFORMANCE

                          (All Periods Ended 12-31-95)

                                 PERCENT CHANGE

                                                                         1 YR.       5 YR.      10 YR.       20 YR.      30 YR.+
                                                                         ------     -------     -------     --------     --------
            MATHERS FUND...............................................    7.01       16.07      133.02      1289.44      3808.61
            Standard & Poor's 500......................................   37.53      115.19      299.55      1427.68      2160.17
            Value Line Composite*......................................   22.26       93.22      104.50       862.67       693.90
            Dow Jones Industrial Average...............................   36.94      124.49      360.85      1335.46      1954.80
            Long-Term U.S. Treasury Bonds..............................   32.62       86.43      210.67       635.01       875.21
            30-Day U.S. Treasury Bills.................................    5.37       23.13       71.30       306.49       612.20
            Consumer Price Index.......................................    2.54       14.72       40.45       176.49       385.75

                            COMPOUND ANNUAL RETURNS

                                                                         1 YR.       5 YR.      10 YR.       20 YR.      30 YR.+
                                                                         ------     -------     -------     --------     --------
            MATHERS FUND...............................................    7.01        3.03        8.83        14.06        12.83
            Standard & Poor's 500......................................   37.53       16.56       14.86        14.60        10.81
            Value Line Composite*......................................   22.26       14.08        7.42        11.99         7.06
            Dow Jones Industrial Average...............................   36.94       17.55       16.51        14.25        10.47
            Long-Term U.S. Treasury Bonds..............................   32.62       13.27       12.00        10.49         7.79
            30-Day U.S. Treasury Bills.................................    5.37        4.25        5.53         7.26         6.68
            Consumer Price Index.......................................    2.54        2.78        3.46         5.22         5.34

       * Unweighted average of 1,627 stocks        + From date of initial
       public offering: 8-19-65

                         10 YEAR TOTAL RETURN COMPARISON

       MEASUREMENT PERIOD
      (FISCAL YEAR COVERED)          MATHERS FUND      S&P 500 INDEX
'85                                           10000             10000
'86                                           11400             11870
'87                                           14478             12452
'88                                           16461             14519
'89                                           18173             19106
'90                                           20064             18514
'91                                           21970             24142
'92                                           22651             25977
'93                                           23133             28601
'94                                           21768             28973
'95                                           23294             39846

         THE FUND'S DAILY PRICE AND ASSET MIX PERCENTAGES ARE AVAILABLE
                              VIA RECORDED MESSAGE
            (AFTER 4:30 P.M. CENTRAL TIME) MONDAY THROUGH FRIDAY AT
                                 800-962-FUND.

          SHAREHOLDER ACCOUNT BALANCES MAY BE OBTAINED FROM THE FUND'S
                               TRANSFER AGENT AT
           800-235-7458 BETWEEN 8:00 A.M. AND 4:30 P.M. CENTRAL TIME.

         The results shown reflect past performance and should not be considered representative of future performance. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results reflect income dividends reinvested and capital gains distributions accepted in shares.